Significant Equity Transactions	12 Months Ended
Dec. 31, 2020
Significant Equity Transactions [Abstract]
Significant Equity Transactions
5.	Significant equity transactions

Initial public offering

In November 2019, the Company completed its initial public offering on the NASDAQ Global Select Market of 4,675,000 American Depositary Shares (“ADS”) (including 300,000 ADSs sold upon the exercise of the underwriters’ over-allotment option) (every ADS represents four Class A ordinary shares, for a total ordinary shares offering of 18,700,000 shares). The net proceeds raised from the IPO amounted to approximately US$35.0 million after deducting underwriting discounts and commissions and other offering expenses.

Upon the completion of the IPO, 9,519,000 Class A-1 and 10,817,100 Class A-2 preferred shares were converted and designated as 20,336,100 Class A ordinary shares on a one-for-one basis, and 7,938,915 Series A preferred shares were converted and designated as 8,999,999 Class A ordinary shares on an average basis of 1-for-1.13 due to the adjustment of initial conversion ratio in accordance with the terms of Series A preferred shares.

In respect of all matters subject to shareholders’ vote, each holder of Class A ordinary share is entitled to one and each holder of Class B ordinary share is entitled to ten votes.